Table of Contents

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

________________________

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ACLARION, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) and 0-11

ACLARION, INC.

8181 ARISTA PLACE, SUITE 100

BROOMFIELD, COLORADO 80021

NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

To be Held June 4, 2026

Notice is hereby given that the 2026 Annual Meeting of Stockholders, or the Annual Meeting, of Aclarion, Inc., will be held on June 4, 2026 at 2:30 p.m. Mountain Time. The Annual Meeting will be held at the offices of Aclarion, Inc., 8181 Arista Place, Suite 100, Broomfield, Colorado 80021.

The purpose of the Annual Meeting is the following:

1.	To elect seven director nominees to our board of directors, to serve until the Company’s 2027 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal (the “Director Proposal” or “Proposal No. 1”);

2.	To ratify the appointment of Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Proposal” or “Proposal No. 2”);

3.	To approve an amendment to the Company’s 2022 Equity Incentive Plan (“2022 Plan”) (the “Equity Plan Proposal” or “Proposal No. 3”); and

4.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only Aclarion, Inc. stockholders of record at the close of business on April 10, 2026, the record date for the Annual Meeting, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You can find more information on each of the matters to be voted on at the Annual Meeting, including information regarding the nominees for election to our board of directors, in the accompanying proxy statement. The board of directors recommends a vote “FOR” the election of the seven director nominees, “FOR” the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2026, and “FOR” the Equity Plan Proposal, as disclosed in the accompanying proxy statement.

In accordance with rules adopted by the Securities and Exchange Commission, we are pleased to furnish these proxy materials to stockholders primarily over the Internet, rather than in paper form. We believe these rules allow us to provide our stockholders with expedited and convenient access to the information they need, while helping to conserve natural resources and lower the costs of printing and delivering proxy materials.

This Proxy Statement and our 2025 Annual Report are available at http://ts.vstocktransfer.com/irhlogin/ACLARION. Those materials may also be found at www.aclarion.com.

Your vote is important. Whether or not you are able to attend the Annual Meeting in person, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting in person, by submitting your proxy via the Internet at the address listed on the proxy card.

If you received notice of how to access the proxy materials over the Internet, a proxy card was not sent to you, but you may vote by telephone or online. If you received a proxy card and other proxy materials by mail, you may vote by mailing a completed proxy card, by telephone or online. For specific voting instructions, please refer to the information provided in the following Proxy Statement, together with your proxy card or the voting instructions you receive by e-mail or that are provided via the Internet.

By order of the Board of Directors,

/s/ Brent Ness
Brent Ness
Chief Executive Officer

Broomfield, Colorado

April [***], 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 4, 2026 — The Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are available at http://ts.vstocktransfer.com/irhlogin/ACLARION. Those materials may also be found at www.aclarion.com.

Table of Contents

Page

PROXY STATEMENT	1

PROPOSAL NO. 1 — ELECTION OF DIRECTORS	7

PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF HAYNIE & COMPANY AS ACLARION’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026	12

PROPOSAL NO. 3 – EQUITY PLAN PROPOSAL	14

CORPORATE GOVERNANCE	20

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	31

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	31

PRINCIPAL STOCKHOLDERS	32

REPORT OF THE AUDIT COMMITTEE	33

HOUSEHOLDING	34

STOCKHOLDER PROPOSALS	35

WHERE YOU CAN FIND MORE INFORMATION	36

ANNUAL REPORT	36

OTHER MATTERS	36

i

ACLARION, INC.

8181 Arista Place, Suite 100

Broomfield, CO 80021

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD June 4, 2026

This proxy statement contains information about the 2026 Annual Meeting of Stockholders, or the Annual Meeting, of Aclarion, Inc., which will be held on June 4, 2026 at 2:30 p.m. Mountain Time. The Annual Meeting will be held at the offices of Aclarion, Inc., 8181 Arista Place, Suite 100, Broomfield, CO 80021. You may only attend the Annual Meeting in person.

The board of directors of Aclarion, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Aclarion, Inc.,” “Aclarion,” the “Company,” “we,” “us,” “our,” and similar designations refer to Aclarion, Inc.. The mailing address of our principal executive office is Aclarion, Inc., 8181 Arista Place, Suite 100, Broomfield, CO 80021.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by giving our Corporate Secretary written notice to that effect.

We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2025, or the 2025 Annual Report, available to stockholders on or about April [***], 2026.

This Proxy Statement is being furnished to you with a copy of our 2025 Annual Report, which was filed with the Securities and Exchange Commission (the “SEC”) on April [***], 2026. We will provide, without charge, additional copies of our 2025 Annual Report upon request. Any exhibits listed in the 2025 Annual Report also will be furnished upon request at the actual expense we incur in furnishing such exhibit to you. Any such requests should be directed to our Corporate Secretary at our executive offices set forth above.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our initial public offering in April 2022; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, or the SEC.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 4, 2026:

The Notice of Meeting, Proxy Statement, and Annual Report on Form 10-K for the year ended December 31, 2025 are being mailed to our stockholders on or about April [***], 2026. These materials are available at: http://ts.vstocktransfer.com/irhlogin/ACLARION.

This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 are also available at (i) www.aclarion.com, and (ii) on the SEC’s website at www.sec.gov.

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ACLARION, INC.

PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing, signing and returning the accompanying proxy card, you are designating Brent Ness, Chief Executive Officer, and Gregory Gould, Chief Financial Officer, as your proxies for the Annual Meeting and you are authorizing Mr. Ness and Mr. Gould to vote your shares at the Annual Meeting as you have instructed on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. If you plan to attend the Annual Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the U.S. Securities and Exchange Commission, or “SEC,” to give you when we ask you to sign a proxy card designating Mr. Ness and Mr. Gould as proxies to vote on your behalf.

When is this proxy statement and the accompanying materials scheduled to be sent to stockholders?

On or about April [***],2026, we intend to begin mailing to each stockholder of record entitled to vote at the Annual Meeting the Notice of Meeting, Proxy Statement, and Annual Report on Form 10-K for the year ended December 31, 2025. Only stockholders who owned our common stock on April 10, 2026, are entitled to vote at the Annual Meeting.

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at the Annual Meeting and any adjournment and postponement thereof. This proxy statement summarizes information related to your vote at the Annual Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Annual Meeting in person. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the proxy card or vote over the Internet or by mail.

Who is soliciting my vote?

Our board of directors is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 10, 2026.

Who may attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. You may only attend the Annual Meeting in person. If your shares of common stock are held in street name, you will need to provide a copy of a brokerage statement or other documentation reflecting your stock ownership as of the record date.

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How do I attend the Annual Meeting?

The Annual Meeting will be held at the offices of Aclarion, Inc., 8181 Arista Place, Suite 100, Broomfield, Colorado 80021. You may only attend the Annual Meeting in person. Information on how to vote your shares in connection with the Annual Meeting is discussed below.

Who is entitled to vote?

The board of directors has fixed the close of business on April 10, 2026 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

There were [********] shares of our common stock outstanding on April 10, 2026, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record as of the record date is entitled to one vote for each share of our common stock held by such stockholder.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. See below for information on how shares held in street name will be voted without instructions being provided by the beneficial owner.

How do I vote?

If you are a stockholder of record, there are several ways for you to vote your shares.

•	By Internet (before the Annual Meeting). You may vote at www.vstocktransfer.com/proxy, 24 hours a day, seven days a week, by following the instructions at that site for submitting your proxy electronically. You will be required to enter the 16-digit control number provided in the Notice of Availability or the proxy card. Votes submitted through the Internet must be received by 11:59 p.m. Eastern Time on June 3, 2026.
•	By Mail. If you requested and received a printed copy of the proxy materials, you may vote by mail by completing, signing and dating the enclosed proxy card and returning it in the enclosed prepaid envelope. Votes submitted through the mail must be received prior to June 4, 2026.
•	During the Annual Meeting. If you are a stockholder of record as of the record date, you may vote in person by attending the Annual Meeting in person. Submitting a proxy prior to the Annual Meeting will not prevent stockholders from attending the Annual Meeting, revoking their earlier-submitted proxy, and voting in person at the Annual Meeting.

If the Annual Meeting is adjourned or postponed, the deadlines above may be extended.

If you are a beneficial owner of shares held in “street name” by your broker, bank or other nominee, you should have received a voting instruction form with these proxy materials from your broker, bank or other nominee rather than from us. The voting deadlines and availability of Internet voting for beneficial owners of shares will depend on the voting processes of the broker, bank or other nominee that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction form and any other materials that you receive from that organization. If you hold your shares in multiple accounts, you should vote your shares as described in each set of proxy materials you receive.

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If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies in the proxy card may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How do I revoke my proxy?

If you are a stockholder of record, you may revoke your proxy by (1) following the instructions on the proxy card and submitting a new vote by Internet or mail using the procedures described in the “How do I Vote?” section above before the applicable deadline, (2) attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) filing an instrument in writing revoking the proxy or submitting another duly executed proxy card bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Corporate Secretary or sent to our principal executive offices at Aclarion, Inc., 8181 Arista Place, Suite 100, Broomfield, CO 80021, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our bylaws provide that one-third of the outstanding shares entitled to vote, present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How will my shares be voted if I give no specific instruction?

We must vote your shares as you have instructed. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting.

If your shares are held in street name, see “What is a broker non-vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

What is a broker non-vote?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

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If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee is required to vote your shares according to your instructions. If you do not give instructions to your broker, bank or other nominee, the broker, bank or other nominee will still be able to vote your shares with respect to certain “discretionary” items but will not be allowed to vote your shares with respect to “non-discretionary” items.

Proposal No. 1 (Election of Directors), and Proposal No. 3 (Equity Plan Proposal) are “non-discretionary” items. If you do not instruct your broker how to vote with respect to these proposals, your broker, bank or other nominee may not vote for this proposal, and those votes will be counted as broker “non-votes.

Proposal 2 (Auditor Proposal) is considered “routine” or “discretionary” matters. A broker, therefore, will be permitted to exercise its discretion to vote uninstructed shares on Proposal 2.

What is an abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting.

Abstentions are included in the tabulation of the voting results on any such proposal and, therefore, may have the same effect as a vote against certain proposals considered at the Annual Meeting (as further described below).

What vote is required to adopt each proposal?

Each share of our common stock outstanding on the record date is entitled to one vote on any proposal presented at the Annual Meeting.

For Proposal No. 1, the election of directors, the nominees must receive a plurality of the votes properly cast on the proposal, meaning that the seven director nominees receiving the most votes will be elected. Shares voting “withheld” and broker non-votes will have no effect on the outcome of Proposal No. 1. Cumulative voting is not permitted for the election of directors.

Proposal No. 2, the ratification of our independent registered public accounting firm, requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as a vote against this proposal.

Proposal No. 3, the Equity Plan Proposal, requires the affirmative vote of a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of this proposal.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We have retained Marrow Sodali LLC (“Sodali”) to assist in the solicitation of proxies. We expect to pay Sodali a fee of  $[***], plus reimbursement of reasonable expenses. We will also reimburse brokers, banks, custodians, other nominees, and fiduciaries for forwarding these materials to their principals to obtain the authorization for the execution of proxies.

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How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (i) the 90th day prior to the scheduled date of such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such annual meeting was first made.

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2027 must also satisfy the requirements of SEC Rule 14a-8 under the Exchange Act. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

At present, we intend to hold the 2027 annual meeting in late May or June 2027.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K, or Form 8-K, to be filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS

Our board of directors currently consists of seven members.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be fixed from time to time by resolution of the majority of our board of directors. Our certificate of incorporation provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote at an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated each of Jeffrey Thramann, Brent Ness, Scott Breidbart, Steve Deitsch, David Neal, William Wesemann and Amanda Williams for election as directors at the Annual Meeting. The nominees are presently directors, and each has indicated a willingness to continue to serve as a director, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.

Nominees for Election as Directors

The following table identifies our director nominees and sets forth their principal occupation and business experience during the last five years and their ages as of April [***], 2026.

Name	Age	Position(s) held	Served as a Director Since

Jeff Thramann, M.D.	61	Executive Chairman and Director	2020(1)
Brent Ness	59	Chief Executive Officer, President and Director	2021(2)
Scott Breidbart, M.D.	70	Director	(3)
Steve Deitsch	54	Director	(3)
David Neal	54	Director	(4)
William Wesemann	69	Director	(4)
Amanda Williams	48	Director	(3)

_______________

(1)	Dr. Thramann has been a director since 2020. He was appointed Executive Director as of March 2021 and became Executive Chairman as of April 21, 2022.
(2)	Mr. Ness was appointed CEO and director on September 15, 2021.
(3)	Ms. Williams, Mr. Deitsch, and Dr. Breidbart have been directors since April 21, 2022.
(4)	Mr. Wesemann and Mr. Neal have been directors since 2016.

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Jeff Thramann, M.D., Executive Chairman and Director: Jeff Thramann has been a director since September, 2020. He was also an executive Director since March 2021, which is an executive officer of the Company. He transitioned to Executive Chairman at the time of our April 2022 IPO. He oversees strategic initiatives, capitalization and governance at the company. This includes day-to-day involvement in working with senior management to establish the strategic vision of the Company, assist in KOL development, work with the Chief Executive Officer and Chief Financial Officer on financial plans, clinical reimbursement and product strategies, and assisting the Chief Executive Officer in recruitment and hiring of senior executives and the pursuit of business development activities. His responsibilities also include leading investor relations efforts, building the board of directors and leading board meetings. Dr. Thramann is currently the founder and Executive Chairman of Auddia Inc. (NASDAQ: AUUD), a technology company that is reinventing how consumers interact with audio through an AI platform that enables unique consumer experiences across radio and podcast listening. Dr. Thramann founded Auddia Inc. in January 2012. In 2002, Dr. Thramann was the founder (and became the chairman) of Lanx, LLC (“Lanx”). Lanx was an innovative medical device company focused on the spinal implant market that created the interspinous process fusion space with the introduction of its patented Aspen product. Lanx was sold to Biomet, Inc., an international orthopedic conglomerate, in November, 2013. Concurrent with Lanx, in July, 2006 Dr. Thramann was the founder and chairman of ProNerve, LLC (“ProNerve”). ProNerve was a healthcare services company that provided monitoring of nerve function during high-risk surgical procedures affecting the brain and spinal cord. ProNerve was sold to Waud Capital Partners, a private equity firm, in 2012. Prior to ProNerve and concurrent with Lanx, Dr. Thramann was the founder and chairman of U.S. Radiosurgery (“USR”). USR is a healthcare services company that provides advanced radiosurgical treatments for tumors throughout the body. USR became the largest provider of robotic guided CyberKnife treatments of such tumors in the U.S. and was sold to Alliance Healthcare Services (NASDAQ: AIQ) in April, 2011. From July, 2001 through April, 2008, Dr. Thramann was the founder and senior partner of Boulder Neurosurgical Associates, a neurosurgical practice serving Boulder County, Colorado. Dr. Thramann is the named inventor on over 100 U.S. and international issued and pending patents. He completed his neurosurgical residency and complex spinal reconstruction fellowship at the Barrow Neurological Institute in Phoenix, AZ, in June, 2001. He is a graduate of Cornell University Medical College in New York City and earned his Bachelor of Science degree in electrical engineering management at the U. S. Military Academy in West Point, NY.

Brent Ness, Chief Executive Officer. Mr. Ness became our Chief Executive Officer on September 15, 2021. From December 2019 through April 2021, he was a consultant and then became President and Chief Commercial Officer of Cleerly, Inc. (“Cleerly”). Cleerly is a developer of an AI enabled non-invasive digital care pathway aimed at improving clinicians understanding of their patients’ risk of sudden coronary death. At Cleerly, Mr. Ness co-led efforts to create a partnership with Canon, Inc. who co-markets Cleerly solutions as part of their offerings. From March 2016 to December 2019, Mr. Ness was the Chief Operating Officer of Mighty Oak Medical (“Mighty Oak”) whose principal products progressed from pre-FDA clearance through an international full market launch of their platform called FIREFLY.  FIREFLY is a 3D Printed patient specific solution that is intended to provide spine surgeons with a highly accurate alternative to navigation and robotic applications in the spinal navigation space. FIREFLY involves the use of CT scans as the core data upon which sophisticated pre-surgical plans are created along with guides and bone models. From 2014 through 2016, Mr. Ness was the Chief Commercial Officer of HeartFlow, Inc. (“Heartflow”). HeartFlow is a medical technology company that created and developed a non-invasive cardiac test enabling physicians to make more informed decisions for their patients with suspected coronary heart disease. Mr. Ness led the business from pre-FDA clearance through a global expansion of early adopter sites. Along with the senior leadership team at HeartFlow, he deployed a strong clinical evidence-based approach in the early launch of the SaaS platform to engage Key Opinion Leader Physicians and the third-party payer community. This resulted in the issuance of Category III CPT Codes and multiple private payer coverage decisions. From 2008 through 2013, he was President of ProNerve, LLC, (“ProNerve"). ProNerve is a provider of intraoperative neuromonitoring services which involves the use of a variety of electro-physiological monitoring procedures during spine and brain surgery, to allow early warning and avoidance of injury to nervous system structures. As President of ProNerve, Mr. Ness presided over a roll up of the highly fragmented Interoperative Nerve Monitoring Industry. From 2004 to 2008, Mr. Ness served as Vice President- Global Sales and Marketing for Medtronic Navigation, a division of Medtronic, Inc. Earlier in his career he was employed by GE Healthcare as Director of Corporate Accounts and for Philips North America as Vice President of Sales Operations, which companies are suppliers of diagnostic imaging equipment.

Mr. Ness currently serves as an advisor to Mighty Oak Medical, K2 Capital and Cleerly. Mr. Ness has a Bachelor’s Degree in Marketing from the University of North Dakota and an MBA from the University of Colorado.

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Scott Breidbart, M.D., Director: Dr. Scott Breidbart has been consulting in the healthcare industry since November 2021. Before that, he was the Chief Medical Officer of Affinity Health Plans from January 2018 until its purchase in November 2021. From October 2016 to January 2018, he was Chief Medical Officer of Solera Health and from October 2015 to September 2016, he was the Chief Clinical Officer of Emblem Health. From November 2008 to October 2015, Mr. Breidbart served as the Chief Medical Officer of Empire BlueCross BlueShield, and from May 1998 to August 2008 he had various roles in medical management for HealthNet. Dr. Breidbart practiced pediatric endocrinology for ten years on the faculty of New York Medical College. He is Board Certified in Pediatrics and Pediatric Endocrinology and is licensed to practice medicine in NY. He holds a BA in Mathematics from Yale, an MD from Columbia, and an MBA from Pace University. We believe Dr. Breidbart’s experience with medical management and medical reimbursement matters provides him with the appropriate set of skills to serve as a member of our board of directors.

Steve Deitsch, Director: From April 2024 through March 2026, Mr. Deitsch served as the Chief Financial Officer of OrganOx Ltd., a University of Oxford spinout and global leader in normothermic machine perfusion organ transplant technology, which was sold to Terumo Corporation in late 2025 for $1.5 billion. From September 2020 to April 2024, Mr. Deitsch served as Chief Financial Officer of Paragon 28 (formerly NYSE: FNA), a leading medical device company focused on foot and ankle surgical implants. From April 2017 to August 2019, he served as Chief Financial Officer of home healthcare leader BioScrip, Inc. (formerly NASDAQ: BIOS), which merged with Option Care Health, Inc. in 2019.

Previously, Mr. Deitsch served as Chief Financial Officer of cybersecurity firm Coalfire, Inc. from 2015 to 2017 and Lanx, Inc., a spinal medical device company that was acquired by Biomet in 2013. Earlier in his career, he spent seven years in various senior financial leadership roles at Zimmer Holdings, Inc. (now part of Zimmer Biomet, Inc.) plus over seven years with Deloitte and Ernst & Young. Mr. Deitsch currently also serves as a director of Caristo Diagnostics Ltd., a privately held University of Oxford spinout and global leader in AI-powered cardiovascular disease detection. He holds a B.S. in Accounting from Ball State University and is a licensed CPA (inactive). We believe Mr. Deitsch’s extensive financial leadership, public company experience, and healthcare industry expertise make him well qualified to serve on our board of directors.

David Neal, Director: Mr. Neal has been a director since September 2016. He is the founder of SC Capital 1 LLC, a securitized LLC formed to invest in breakthrough medical technologies and therapies. He is a senior vice president at CAPTRUST, one of the nation’s largest financial advisory firms. Prior to merging with CAPTRUST, David was a partner at Frontier Wealth Management from April 2015 until July 2022. From 2000 to 2015, he held various positions at UBS, including Portfolio Manager and regional manager in Wichita, Kansas. He currently serves as Chairman of the Board for the foundation of Cosmosphere, a Smithsonian affiliated world-class Space museum. He is a past president of the board of the Kansas Chapter of the Leukemia & Lymphoma Society, and served 9 years on the Hutchinson Regional Medical Center board of directors. In 2006, David and his wife, Karin, founded the John & Michael Neal Foundation for Cancer Research, where they continue to raise money for various cancer research projects and fund various research medical projects. David holds a Bachelor of Sport Science degree from the University of Kansas and a Master of Management Science degree from the John Cook School of Business at Saint Louis University. We believe Mr. Neal’s experience in medical technology investment provides him with the appropriate set of skills to serve as a member of our board of directors.

William (Bill) Wesemann, Director: Mr. Wesemann has been a director since 2016. Mr. Wesemann has been an independent businessman and investor since June 2002. Prior to 2002 his experience included serving in chief executive, sales leadership, and advisory roles at technology companies. Since 2004, he has been a director of LivePerson (Nasdaq: LPSN), a global technology company that develops conversational commerce and AI software. He is also a director of Stationhead, Inc. (commencing in 2019), a consumer social audio platform; and a director of Mylio, Inc (commencing in 2013) a photo management company. Mr. Wesemann received a B.A. from Glassboro State College (Rowan University). We believe Mr. Wesemann’s experience in technology investing provides him with the appropriate set of skills to serve as a member of our board of directors.

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Amanda Williams, Director: Ms. Williams has been Senior Vice President for Clinical and Regulatory at MedAlliance, a Cordis company, which is a healthcare company focused on treating peripheral and coronary artery disease with the Selution drug coated balloon, since August 2023. From September 2018 to May 2023, she was the Senior Vice President of Clinical, Quality and Regulatory at ViewRay, Inc. (Nasdaq: VRAY), a healthcare company that integrates real time MRI imaging of tumors with the delivery of high dose radiation for improved treatment accuracy. From December, 2017, to September, 2018, she was the Head of Regulatory with the Image Guided Therapy Devices and Systems divisions of Philips. From July, 2010 to December, 2017 Ms. Williams was the Senior Director (2010-2013) and Vice President (2013-2017) of Clinical and Regulatory with The Spectranetics Corp., (now part of Philips), and from 2003 to 2010 she was Manager, and then Director of Regulatory of AGA Medical Corp (now part of Abbott). Prior to these roles, she worked as a Regulatory Specialist with Vascular Solutions and as a Chemist with GE – Osmonics. In these positions, she worked on a diverse range of products, including cardiovascular treatment, implantable heart defect device, combination drug/device and large capital equipment (both imaging and treatment) devices.  At Spectranetics, she led teams that completed multiple global randomized clinical studies. She holds a Master of Science in Regulatory from Northeastern University and a Bachelor of Science in Chemistry from the University of Minnesota. We believe Ms. Williams’ medical clinical and regulatory matters provides her with the appropriate set of skills to serve as a member of our board of directors.

Vote Required and Board of Directors’ Recommendation

To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes properly cast on the proposal, meaning that the seven director nominees receiving the most votes will be elected. You may vote FOR all the nominees, FOR any one of the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm for the election of directors. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

The board of directors recommends voting “FOR” the election of Jeffrey Thramann, Brent Ness, Scott Breidbart, Steve Deitsch, David Neal, William Wesemann and Amanda Williams as directors, to serve for a term ending at the annual meeting of stockholders to be held in 2027.

Executive Officers Who Are Not Directors

The following table identifies our executive officers who are not directors, and sets forth their current positions at Aclarion and their ages as of April [***], 2025.

Name	Age	Position(s) held	Served as an Officer Since
Executive Officers
Gregory Gould	60	Chief Financial Officer	2025(1)
Ryan Bond	54	Chief Strategy Officer	2021(2)

_______________

(1)	Mr. Gould was appointed Chief Financial Officer on September 2, 2025.
(2)	Mr. Bond was appointed Chief Strategy Officer on September 15, 2021.

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Gregory Gould, Chief Financial Officer: Mr. Gould became our Chief Financial Officer in September 2025. He is a seasoned public company finance executive with more than 20 years of experience serving as Chief Financial Officer for publicly traded and privately held companies in the biopharmaceutical, medical device and national wellness sectors. Mr. Gould brings extensive expertise in public company governance, SEC reporting, capital markets transactions, internal control over financial reporting, and financial operations. He is a Certified Public Accountant with significant experience building and leading accounting organizations, strengthening internal controls, and developing scalable financial reporting infrastructures to support growth. From January 2023 until September 2025, Mr. Gould served as Chief Financial Officer of Nanos Health LLC, a pre-revenue pharmaceutical company focused on advancing drug delivery solutions through nanotechnology. From June 2022 to December 2022, he served as Chief Financial Officer of Charlotte’s Web Holdings, Inc. (TSX: CWEB; OTCQB: CWBHF), a publicly traded leader in hemp extract and botanical-based wellness products. From July 2021 to June 2022, he served as Chief Financial Officer of AJNA Biosciences PBC, a privately held botanical drug development company. From October 2018 to July 2021, Mr. Gould served as Chief Financial Officer and Chief Administrative Officer of NewAge, Inc. (NASDAQ: NBEV), where he oversaw SEC reporting, financial planning and analysis, treasury, internal controls, and administrative functions. Following his departure, NewAge filed a voluntary petition for relief under Chapter 11 of the U.S. Bankruptcy Code on August 30, 2022. Earlier in his career, Mr. Gould served as Chief Financial Officer of several publicly traded healthcare and life sciences companies, including SeraCare Life Sciences, Atrix Laboratories, and Colorado MedTech. In these roles, he led SEC reporting and public company compliance, capital raising activities, and strategic transactions, including the successful sale of SeraCare Life Sciences, Atrix Laboratories, and Colorado MedTech to strategic acquirors, delivering value to shareholders. He also previously served as Chief Financial Officer of Aytu BioPharma, Ampio Pharmaceuticals and Evolve Biologics (a division of Therapure Biopharma). Mr. Gould serves as a member of the Board of Trustees of Cook Media Global, a multinational Christian publishing and music company. He began his career as an auditor with Arthur Andersen LLP. Mr. Gould holds a Bachelor of Science degree in Business Administration from the University of Colorado at Boulder.

Ryan Bond, Chief Strategy Officer: Mr. Bond became our Chief Strategy Officer in September 2021. From December 2018 to August 2021, he has been our Vice President, Business Development, where he led business development, sales and marketing including a limited commercial launch of Aclarion’s cloud-based SaaS with early adopters in the US, EU, and UK, Mr. Bond coordinated multiple research trials sponsored by our customers, where Aclarion’s proprietary, adjunctive diagnostic technology is employed. Mr. Bond was instrumental in working with reimbursement consultants to gain Category III CPT Codes for Aclarion with assigned APC rates and advocating to CMS for the removal of a long-standing non-coverage policy for magnetic resonance spectroscopy (MRS, CPT Code 76390). From November 2014 to September 2018 Mr. Bond was Director, Healthcare Solutions at NuVasive, a company in the global spine market. While at NuVasive, he led several strategic initiatives involving strategic partnerships, channel development, pricing, contracting, and sales training. From 2005 to 2014, Mr. Bond was with Accelero Health Partners (“Accelero”), a consulting firm focused on musculoskeletal service line development using a combination of strategic organizational development programs and a proprietary cloud-based business intelligence tool that discretely measured a cadre of clinical, functional, operational, and volume-based metrics, while simultaneously illustrating the interrelated cause-effect of each. In 2006, Accelero was acquired by Zimmer Holdings. Mr. Bond serves on an Advisory Board to the College of Business at Ohio University, where he earned a Bachelor’s of Science Degree in Engineering from the Russ College of Engineering and Technology.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or in which any such person has a material interest adverse to us.

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PROPOSAL NO. 2 — RATIFICATION OF THE APPOINTMENT OF

OF HAYNIE & COMPANY AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026

The audit committee of our board of directors has appointed Haynie & Company as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Aclarion’s stockholders are being asked to ratify this appointment. Haynie & Company has served as Aclarion’s independent registered public accounting firm since August 29, 2023.

The audit committee is solely responsible for selecting Aclarion’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Stockholder approval is not required to appoint Haynie & Company as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Haynie & Company to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Haynie & Company. If the selection of Haynie & Company is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Aclarion and its stockholders.

A representative of Haynie & Company is expected to attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

Independent Registered Public Accounting Firm Fees

The table below presents fees for professional audit and other services rendered by Haynie & Company for the fiscal years 2025 and 2024:

	2025	2024
Audit fees(1)	$115,500	$59,172
Tax fees	12,500	7,500
All other fees(2)	35,300	76,700
Total fees	$163,300	$143,372

_______________

(1)	Audit fees consist of fees for the audit of our annual financial statements and the review of our interim financial statements.
(2)	“All other fees” includes the services that an independent auditor would customarily provide in connection with statutory requirements, regulatory filings, and similar engagements for the fiscal year, such as comfort letters, attest services, consents, and assistance with review of documents filed with the SEC.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

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During fiscal years 2025 and 2024, no services were provided to us by Haynie & Company other than in accordance with the pre-approval policies and procedures described above.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares of common stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment of our independent public accountants. Abstentions will be treated as shares present and entitled to vote and will therefore have the same effect as a vote against this proposal.

If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee has authority to vote your unvoted shares held by the firm on this proposal. If your broker, bank or other nominee does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Haynie & Company as Aclarion’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

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PROPOSAL NO. 3 — APPROVAL OF AN AMENDMENT TO OUR

2022 EQUITY INCENTIVE PLAN

General

Our board, upon the recommendation of the compensation committee, approved, subject to stockholder approval, an amendment to the Aclarion, Inc. 2022 Equity Incentive Plan. The Board is asking stockholders to approve the amendment to the 2022 Plan.

Under the current 2022 Plan, the maximum number of our shares of common stock that may be subject to any award of stock options, any restricted stock or other stock-based award denominated in shares that may be granted under the 2022 Plan during any fiscal year to each individual participant is currently 52 shares per type of award; provided that the maximum number of our shares of common stock for all types of awards during any fiscal year is 52 shares per each employee, consultant or director. The 2022 Plan amendment approved by the board would raise the annual per each employee, consultant or director from 52 to 250,000 shares.

Our board also approved an amendment to the 2022 Plan to increase the number of shares reserved for issuance by 457,026, thereby increasing the total number of shares issuable under the 2022 Plan from 42,974 to 500,000.

Proposed Amendment

The text of the proposed amendment to Sections 3(a), 3(d) and 3(e) of the 2022 Plan is set forth below:

3.       SHARES SUBJECT TO THE PLAN.

(a)       Share Reserve. Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed (i) [~~257~~] 500,000 new shares , plus (ii) the number of shares that are Returning Shares, as such shares become available from time to time (the “Share Reserve”).

(d)       Other Limitations. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the following limitations shall apply.

(i)	A maximum of [~~52~~] 250,000 shares of Common Stock subject to Options, SARs and Other Stock Awards whose value is determined by reference to an increase over an exercise or strike price of at least 100% of the Fair Market Value on the date the Stock Award is granted may be granted to any one Participant during any one calendar year.

(ii)	A maximum of [~~52~~] 250,000 shares of Common Stock subject to Performance Stock Awards may be granted to any one Participant during any one calendar year (whether the grant, vesting or exercise is contingent upon the attainment during the Performance Period of the Performance Goals).

(iii)	A maximum of $1,000,000 may be granted as a Performance Cash Award to any one Participant during any one calendar year.

(e)       Limitation on Grants to Non-Employee Directors. The maximum number of shares of Common Stock subject to Stock Awards granted under the Plan or otherwise with respect to any period commencing on the date of the Company’s Annual Meeting of Stockholders for a particular year and ending on the day immediately prior to the date of the Company’s Annual Meeting of Stockholders for the next subsequent year to any Non-Employee Director, will not exceed of [~~52~~] 250,000 shares.

No other changes to the 2022 Plan have been proposed or approved.

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Reason for Amendment of the 2022 Plan

The board believes that the future success of the Company depends, in large part, upon our ability to attract, retain and motivate key personnel and that the granting of equity awards serves as an important factor in retaining key personnel. Without the ability to provide equity compensation, we may be unable to attract and retain key personnel.

The board believes that the current 42,974 share reserve will limit the Company’s ability to grant equity to employees, officers and other key personnel in the amounts necessary to provide appropriate incentives. The board believes that increasing the size of the share reserve of the 2022 Plan will improve the Company’s ability to grant appropriate and attractive equity incentives to key personnel.

The board believes that the current 52 share annual limit has limited the Company’s ability to grant equity to employees, officers and other key personnel in the amounts necessary to provide appropriate incentives. The board believes that increasing the annual grant limit from 52 shares to 250,000 shares will improve the Company’s ability to grant appropriate and attractive equity incentives to key personnel.

Plan Benefits

The amounts of future grants under the 2022 Plan are not determinable as awards under the 2022 Plan will be granted at the sole discretion of the plan administrator or other delegated persons and we cannot determine at this time either the persons who will receive awards under the 2022 Plan or the amount or types of any such awards. The Company has not made any grants under the 2022 Plan using the additional 2022 Plan Shares which are subject to the approval of this Proposal No. 3 by our stockholders.

General Description of the 2022 Plan as Amended

In anticipation of our April 2022 initial public offering, our board adopted the 2022 Plan, contingent upon the consummation of the IPO. We believe that the 2022 Plan is appropriate to continue to enable us to grant awards to management to reward and incentivize their performance and retention, but also to have a long-term equity plan that is appropriate for us as a public company.

The material terms of the 2022 Plan are summarized below. The following summary is qualified in its entirety by reference to the complete text of the 2022 Plan (as amended), a copy of which has been filed as an exhibit to our 2025 Annual Report.

Administration of the plan

Our board has appointed the compensation committee of our board of directors as the committee under the 2022 Plan with the authority to administer the 2022 Plan. We refer to our board of directors or compensation committee, as applicable, as the “Administrator”. The Administrator is authorized to grant awards to eligible employees, consultants and non-employee directors.

Number of authorized shares and award limits

Prior to the proposed amendment, the aggregate number of our shares of common stock that may be issued or used for reference purposes under the 2022 Plan is currently 42,974 shares (after adjusting for the 2025 Reverse Stock Splits, and subject to further adjustment as described below). Our shares of common stock that are subject to awards will be counted against the overall limit as one share for every share granted or covered by an award. If any award is cancelled, expires or terminates unexercised for any reason, the shares covered by such award will again be available for the grant of awards under the 2022 Plan, except that any shares that are not issued as the result of a net exercise or settlement or that are used to pay any exercise price or tax withholding obligation will not be available for the grant of awards. Shares of common stock that we repurchase on the open market with the proceeds of an option exercise price also will not be available for the grant of awards. Awards that may be settled solely in cash will not be deemed to use any shares.

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The aggregate number of our shares of common stock that may be issued or used for reference purposes under the 2022 Plan will automatically increase on January 1st of each year and ending on (and including) January 1, 2032, in an amount equal to 5% of the total number of shares outstanding on December 31st of the preceding calendar year. Notwithstanding the foregoing, the board may act prior to January 1st of a given year to provide that there will be no January 1st increase in the share reserve for such year or that the increase in the share reserve for such year will be a lesser number of shares than would otherwise occur pursuant to the preceding sentence.

As of April [***], 2026, there were no restricted stock units and 4 options granted and outstanding under the 2022 Plan.

Prior to the proposed amendment, the maximum number of our shares of common stock that may be subject to any award of stock options, any restricted stock or other stock-based award denominated in shares that may be granted under the 2022 Plan during any fiscal year to each employee or consultant is 52 shares per type of award; provided that the maximum number of our shares of common stock for all types of awards during any fiscal year is 52 shares per each employee, consultant or director. The maximum number of our shares of common stock that may be granted pursuant to awards under the 2022 Plan during any fiscal year to any non-employee director is 52 shares. In addition, the maximum grant date value of any other stock-based awards denominated in cash and the maximum payment under any performance-based cash award granted under the 2022 Plan payable with respect to any fiscal year to an employee or consultant is $200,000.

The foregoing individual participant limits are cumulative; that is, to the extent that shares of common stock that may be granted to an individual in a fiscal year are not granted, the number of shares of common stock that may be granted to such individual is increased in the subsequent fiscal years during the term of the 2022 Plan until used. In addition, the foregoing limits (other than the limit on the maximum number of our shares of common stock for all types of awards during any fiscal year) will not apply (i) to options, restricted stock or other stock-based awards that constitute “restricted property” under Section 83 of the Code to the extent granted during the reliance period (as described below), or (ii) to performance-based cash awards or other types of other stock-based awards to the extent paid or otherwise settled during the reliance period.

For companies that become public in connection with an initial public offering, the deduction limit under Section 162(m) does not apply during a “reliance period” under the Treasury Regulations under Section 162(m) until the earliest of: (i) the expiration of the 2022 Plan, (ii) the date the 2022 Plan is materially amended for purposes of Treasury Regulation Section 1.162-27(h)(1)(iii); (iii) the date all shares of common stock available for issuance under the 2022 Plan have been allocated; or (iv) the date of the first annual meeting of our stockholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which the initial public offering occurs, such period is referred to herein as the reliance period.

The Administrator will, in accordance with the terms of the 2022 Plan, make appropriate adjustments to the above aggregate and individual limits (other than cash limitations), to the number and/or kind of shares or other property (including cash) underlying awards and to the purchase price of shares underlying awards, in each case, to reflect any change in our capital structure or business by reason of any stock split, reverse stock split, stock dividend, combination or reclassification of shares, any recapitalization, merger, consolidation, spin off, split off, reorganization or any partial or complete liquidation, any sale or transfer of all or part of our assets or business, or any other corporate transaction or event that would be considered an “equity restructuring” within the meaning of FASB ASC Topic 718. In addition, the Administrator may take similar action with respect to other extraordinary events.

Eligibility and participation

All of our current and prospective employees and consultants, as well as our non-employee directors, are eligible to be granted non-qualified stock options, restricted stock, performance-based cash awards and other stock-based awards under the 2022 Plan. Only our and our subsidiaries’ employees are eligible to be granted incentive stock options, (“ISOs”), under the 2022 Plan. Eligibility for awards under the 2022 Plan is determined by the Administrator in its discretion. In addition, each member of our board of directors who is not an employee of the company or any of our affiliates is expected to be eligible to receive awards under the 2022 Plan.

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Types of awards

Stock options. The 2022 Plan authorizes the Administrator to grant ISOs to eligible employees and non-qualified stock options to purchase shares to employees, consultants, prospective employees, prospective consultants and non-employee directors. The Administrator will determine the number of shares of common stock subject to each option, the term of each option, the exercise price (which may not be less than the fair market value of the shares of common stock at the time of grant, or 110% of fair market value in the case of ISOs granted to 10% stockholders), the vesting schedule and the other terms and conditions of each option. Options will be exercisable at such times and subject to such terms as are determined by the Administrator at the time of grant. The maximum term of options under the 2022 Plan is ten years (or five years in the case of ISOs granted to 10% stockholders). Upon the exercise of an option, the participant must make payment of the full exercise price, either in cash or by check, bank draft or money order; solely to the extent permitted by law and authorized by the Administrator, through the delivery of irrevocable instructions to a broker, reasonably acceptable to us, to promptly deliver to us an amount equal to the aggregate exercise price; or on such other terms and conditions as may be acceptable to the Administrator (including, without limitation, the relinquishment of options or by payment in full or in part in the form of shares of common stock).

Restricted stock. The 2022 Plan authorizes the Administrator to grant restricted stock. Recipients of restricted stock enter into an agreement with us subjecting the restricted stock to transfer and other restrictions and providing the criteria or dates on which such awards vest and such restrictions lapse. The restrictions on restricted stock may lapse and the awards may vest over time, based on performance criteria or other factors (including, without limitation, performance goals that are intended to comply with the performance-based compensation exception under Section 162(m), as discussed below), as determined by the Administrator at the time of grant. Except as otherwise determined by the Administrator, a holder of restricted stock has all of the attendant rights of a stockholder including the right to receive dividends, if any, subject to and conditioned upon vesting and restrictions lapsing on the underlying restricted stock, the right to vote shares and, subject to and conditioned upon the vesting and restrictions lapsing for the underlying shares, the right to tender such shares. However, the Administrator may in its discretion provide at the time of grant that the right to receive dividends on restricted stock will not be subject to the vesting or lapsing of the restrictions on the restricted stock.

Other stock-based awards. The 2022 Plan authorizes the Administrator to grant awards of shares of common stock and other awards that are valued in whole or in part by reference to, or are payable in or otherwise based on, shares of common stock, including, but not limited to, shares of common stock awarded purely as a bonus and not subject to any restrictions or conditions; shares of common stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by us or an affiliate; stock appreciation rights; stock equivalent units; restricted stock units; performance awards entitling participants to receive a number of shares of common stock (or cash in an equivalent value) or a fixed dollar amount, payable in cash, stock or a combination of both, with respect to a designated performance period; or awards valued by reference to book value of our shares of common stock. In general, other stock-based awards that are denominated in shares of common stock will include the right to receive dividends, if any, subject to and conditioned upon vesting and restrictions lapsing on the underlying award, but the Administrator may in its discretion provide at the time of grant that the right to receive dividends on a stock-denominated award will not be subject to the vesting or lapsing of the restrictions on the performance award.

Performance-based cash awards. The 2022 Plan authorizes the Administrator to grant cash awards that are payable or otherwise based on the attainment of pre-established performance goals during a performance period. As noted above, following the Reliance Period, performance-based cash awards granted under the 2022 Plan that are intended to satisfy the performance-based compensation exception under Code Section 162(m) will vest based on attainment of specified performance goals established by the Administrator. These performance goals will be based on the attainment of a certain target level of, or a specified increase in (or decrease where noted), criteria selected by the Administrator.

Such performance goals may be based upon the attainment of specified levels of company, affiliate, subsidiary, division, other operational unit, business segment or administrative department performance relative to the performance of other companies. The Administrator may designate additional business criteria on which the performance goals may be based or adjust, modify or amend those criteria, to the extent permitted by Section 162(m). Unless the Administrator determines otherwise, to the extent permitted by Section 162(m), the Administrator will disregard and exclude the impact of special, unusual or non-recurring items, events, occurrences or circumstances; discontinued operations or the disposal of a business; the operations of any business that we acquire during the fiscal year or other applicable performance period; or a change in accounting standards required by generally accepted accounting principles or changes in applicable law or regulations.

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Effect of certain transactions; Change in control

In the event of a change in control, as defined in the 2022 Plan, except as otherwise provided by the Administrator, unvested awards will not vest. Instead, the Administrator may, in its sole discretion provide that outstanding awards will be: assumed and continued; purchased based on the price per share paid in the change in control transaction (less, in the case of options and stock appreciation rights (“SARs”), the exercise price), as adjusted by the Administrator for any contingent purchase price, escrow obligations, indemnification obligations or other adjustments to the purchase price; and/or in the case of stock options or other stock-based appreciation awards where the change in control price is less than the applicable exercise price, cancelled. However, the Administrator may in its sole discretion provide for the acceleration of vesting and lapse of restrictions of an award at any time including in connection with a change in control.

Non-transferability of awards

Except as the Administrator may permit, at the time of grant or thereafter, awards granted under the 2022 Plan are generally not transferable by a participant other than by will or the laws of descent and distribution. Shares of common stock acquired by a permissible transferee will continue to be subject to the terms of the 2022 Plan and the applicable award agreement.

Term

Awards under the 2022 Plan may not be made after December 13, 2031, but awards granted prior to such date may extend beyond that date. We may seek stockholder reapproval of the performance goals in the 2022 Plan. If such stockholder approval is obtained, on or after the first stockholders’ meeting in the fifth year following the year of the last stockholder approval of the performance goals in the 2022 Plan, awards under the 2022 Plan may be based on such performance goals in order to qualify for the “performance-based compensation” exception under Section 162(m).

Amendment and termination

Subject to the rules referred to in the balance of this paragraph, our board of directors or the Administrator (to the extent permitted by law) may at any time amend, in whole or in part, any or all of the provisions of the 2022 Plan, or suspend or terminate it entirely, retroactively or otherwise. Except as required to comply with applicable law, no such amendment, suspension or termination may reduce the rights of a participant with respect to awards previously granted without the consent of such participant. In addition, without the approval of stockholders, no amendment may be made that would: increase the aggregate number of shares of common stock that may be issued under the 2022 Plan; increase the maximum individual participant share limitations for a fiscal year or year of a performance period; change the classification of individuals eligible to receive awards under the 2022 Plan; extend the maximum term of any option; reduce the exercise price of any option or SAR or cancel any outstanding “in-the-money” option or SAR in exchange for cash; substitute any option or SAR in exchange for an option or SAR (or similar other award) with a lower exercise price; alter the performance goals; or require stockholder approval in order for the 2022 Plan to continue to comply with Section 162(m) or Section 422 of the Code.

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Federal income tax implications of the 2022 Plan

The federal income tax consequences arising with respect to awards granted under the 2022 Plan will depend on the type of award. From the recipients’ standpoint, as a general rule, ordinary income will be recognized at the time of payment of cash, or delivery of actual shares. Future appreciation on shares held beyond the ordinary income recognition event will be taxable at capital gains rates when the shares are sold. We, as a general rule, will be entitled to a tax deduction that corresponds in time and amount to the ordinary income recognized by the recipient, and we will not be entitled to any tax deduction in respect of capital gain income recognized by the recipient. Exceptions to these general rules may arise under the following circumstances: (i) if shares, when delivered, are subject to a substantial risk of forfeiture by reason of failure to satisfy any employment or performance-related condition, ordinary income taxation and our tax deduction will be delayed until the risk of forfeiture lapses (unless the recipient makes a special election to ignore the risk of forfeiture); (ii) if an employee is granted an ISO, no ordinary income will be recognized, and we will not be entitled to any tax deduction, if shares acquired upon exercise of the ISO are held longer than the later of one year from the date of exercise and two years from the date of grant; (iii) for awards granted after the reliance period, we may not be entitled to a tax deduction for compensation attributable to awards granted to one of our Named Executive Officers if and to the extent such compensation does not qualify as “performance-based” compensation under Section 162(m), and such compensation, along with any other non-performance-based compensation paid in the same calendar year, exceeds $1 million; and (iv) an award may be taxable at 20% above ordinary income tax rates at the time it becomes vested, even if that is prior to the delivery of the cash or stock in settlement of the award, if the award constitutes “deferred compensation” under Section 409A of the Code, and the requirements of Section 409A of the Code are not satisfied. The foregoing provides only a general description of the application of federal income tax laws to certain awards under the Incentive Plans, and is not intended as tax guidance to participants in the Incentive Plans, as the tax consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. This summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes) or taxes imposed under state, local, or foreign tax laws.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of a majority of the shares of common stock present in person, or represented by proxy, and entitled to vote at the Annual Meeting is required to ratify the proposed amendment to the 2022 Plan. Abstentions will be treated as shares present and entitled to vote and will therefore have the same effect as a vote against this proposal.

If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares held by the firm on this proposal. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of the vote on Proposal 3.

The board of directors recommends voting “FOR” Proposal No. 3 to approve the proposed amendment to Aclarion’s 2022 Equity Incentive Plan.

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CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:

•	Nominees should demonstrate high standards of personal and professional ethics and integrity.
•	Nominees should have proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.
•	Nominees should have skills that are complementary to those of the existing board.
•	Nominees should have the education, expertise and business acumen to assist and support management and make significant contributions to the Company’s success.
•	Nominees should have an understanding of the fiduciary responsibilities that are required of a member of the board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our Corporate Secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Aclarion, Inc., 8181 Arista Place, Suite 100, Broomfield, CO 80021, Attention: Corporate Secretary. Assuming that biographical and background materials have been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends such candidate’s election, then such candidate’s name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Our common stock was approved for listing on The Nasdaq Capital Market. Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, the Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act and that nominating and corporate governance committee members satisfy independence criteria set forth in Rule 10C- 1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in such member’s capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors consider, for each member of a nominating and corporate governance committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a nominating and corporate governance committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its affiliates.

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Our board of directors has determined that all members of the board of directors, except Jeffrey Thramann, Brent Ness and David Neal, are independent directors, including for purposes of the rules of Nasdaq and the SEC. In making such independence determination, our board of directors considered the relationships that each director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. There are no family relationships among any of our directors or executive officers.

Board Committees

Our board has three committees, consisting of an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of the audit committee, compensation committee, and nominating and corporate governance committee operates under a charter that satisfies the applicable standards of the SEC and Nasdaq. Each such committee reviews its respective charter at least annually. A current copy of the charter for each of the committees is posted on the corporate governance section of our website, https://investors.aclarion.com/corporate-governance.

The table below shows current membership for each of the standing committees of our board of directors.

Nominating and Corporate
Audit Committee	Compensation Committee	Governance Committee
Stephen Deitsch*	Bill Wesemann*	Amanda Williams*
Scott Breidbart	Scott Breidbart	Scott Breidbart
Bill Wesemann	Amanda Williams	Bill Wesemann

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* Denotes committee chair.

Audit Committee

Bill Wesemann, Scott Breidbart and Steve Deitsch serve on the audit committee, which is chaired by Stephen Deitsch. Our board of directors has determined that each member of the audit committee is “independent” for audit committee purposes as that term is defined by the rules of the SEC and Nasdaq, and that each has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated Stephen Deitsch as an “audit committee financial expert,” as defined under the applicable rules of the SEC. During the fiscal year ended December 31, 2025, the audit committee met 6 times. The audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•	reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our consolidated financial statements;
•	reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•	establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•	overseeing the company’s risk management protocols and procedures, including our information security and technology risks and programs, and preparing an annual report to our board of directors on the audit committee’s risk assessment findings and risk management activities;
•	recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our Annual Report on Form 10-K;
•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•	preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
•	reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
•	reviewing quarterly earnings releases.

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All audit and non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

Amanda Williams, Scott Breidbart, and Bill Wesemann serve on the compensation committee, which is chaired by Bill Wesemann. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. During the fiscal year ended December 31, 2025, the compensation committee met 3 times. The compensation committee’s responsibilities include:

•	annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
•	evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and, based on such evaluation, (i) recommending to the board of directors the cash compensation of our Chief Executive Officer and (ii) reviewing and recommending to the board of directors any grants and awards to our Chief Executive Officer under equity-based plans;
•	reviewing and approving the compensation of our other executive officers;
•	reviewing and establishing our overall management compensation philosophy and policy;
•	overseeing and administering our compensation and similar plans;
•	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq listing rules;
•	reviewing and approving our policies and procedures for the grant of equity-based awards;
•	reviewing and recommending to the board of directors the compensation of our directors; and
•	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” if and when required, to be included in our annual proxy statement;
•	preparing our compensation committee report if and when required by the SEC rules to be included in our annual proxy statement; and
•	reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Nominating and Corporate Governance Committee

Bill Wesemann, Scott Breidbart, and Amanda Williams serve on the nominating and corporate governance committee, which is chaired by Amanda Williams. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. The nominating and corporate governance committee held 2 meeting during the fiscal year ended December 31, 2025. The nominating and corporate governance committee’s responsibilities include:

•	reviewing and advising management regarding the company’s human capital management strategies, including culture, diversity and inclusion strategies, programs and initiatives;
•	developing and recommending to the board of directors criteria for board and committee membership;
•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•	reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
•	identifying individuals qualified to become members of the board of directors;
•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
•	developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines;
•	reviewing and overseeing the company’s strategy, initiatives, and policies related to diversity and inclusion, and ethics and compliance programs; and
•	overseeing the evaluation of our board of directors and management.

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The nominating and corporate governance committee considers candidates for board of director membership suggested by its members and our executive officers. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

We believe that the composition and functioning of our nominating and corporate governance committee complies with all applicable requirements of the Sarbanes-Oxley Act, and all applicable SEC and Nasdaq Rules and regulations. We intend to comply with future requirements to the extent they become applicable to us.

Our board of directors may from time to time establish other committees.

Identifying and Evaluating Director Nominees.

Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year for directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee recommends candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Minimum Qualifications for Director Nominees.

Our nominating and corporate governance committee and our board of directors consider a broad range of factors relating to the qualifications of nominees. Our nominating and corporate governance committees and our board of directors’ priority in selecting board members is the identification of persons who will provide a composite mix of backgrounds, experience, knowledge and capabilities that will allow our board to promote our strategic objectives and fulfill its responsibilities to our stockholders. Our nominating and corporate governance committee and our board of directors value diversity and, as such, also consider diversity of gender, race, ethnicity, age, gender identity, gender expression and sexual orientation when selecting members of our board.

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Board and Committee Meetings Attendance

The full board of directors met 9 times during fiscal year 2025. Our Audit Committee held 6 meetings, our Compensation Committee held 3 meetings, and our Nominating and Governance Committee held 2 meetings. Each director attended at least 75% of the aggregate of the total number of meetings of the board and the board committees on which he or she served.

Director Attendance at Annual Meeting of Stockholders

While we do not have a formal policy requiring our directors to attend stockholder meetings, directors are invited and encouraged to attend all meetings of stockholders. We expect that several of our directors will attend the 2026 Annual Meeting of Stockholders.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits derivative transactions of our stock by our executive officers and directors, except for transactions involving our publicly traded common stock warrants.

Compensation Clawback Policy

The Company established a policy regarding the recoupment of certain performance-based compensation payments (“Clawback Policy”), which became effective as of December 1, 2023. This policy is included as Exhibit 97 to our Annual Report on Form 10-K for the year 2023. The Audit Committee of the Company determined that no performance-based compensation (or the vesting of such compensation) within the prior three years was based upon the achievement of financial results, as reported in a Form 10-Q, Form 10-K or other report filed with the Securities and Exchange Commission (“SEC”), and therefore had no obligation, pursuant to the Company’s Clawback Policy, to recover erroneously paid or awarded compensation.

Rule 10b5-1 Sales Plans

Our policy governing transactions in our securities by directors, officers, and employees permits our officers, directors, and certain other persons to enter into trading plans complying with Rule 10b5-1 under the Exchange Act. Generally, under these trading plans, the individual relinquishes control over the transactions once the trading plan is put into place and can only put such plans into place while the individual is not in possession of material non-public information. Accordingly, sales under these plans may occur at any time, including possibly before, simultaneously with, or immediately after significant events involving our company.

Equity Grant Timing

The Company does not determine the timing or terms of equity awards, including stock options or similar awards whose exercise price is related to the market value of our common stock, in connection with the release of material non-public information that is likely to result in changes to the price of our common stock, such as a significant positive or negative earnings announcement, and we do not time the public release of such information based on stock option or other equity award grant dates. During fiscal year 2025, there were no equity awards granted to any of our named executive officers within either four business days before or one business day after the filing of our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and any Current Report on Form 8-K that contained any material non-public information.

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Code of Business Conduct and Ethics

We have adopted a written Code of Business Conduct and Ethics that applies to our directors, officers and employees, including all of our executive officers. A current copy of the code is posted on the corporate governance section of our website, which is located at https://investors.aclarion.com/corporate-governance. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a Current Report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

The board does not have an express policy on whether the role of chairman of the board should be combined or separated from the role of the CEO or any other executive officer position. Instead, the board prefers to maintain flexibility to determine which leadership structure best serves the interests of Aclarion and its stockholders based on the evolving needs of the Company. We currently have a combined leadership structure where our chairman is also an executive officer of the Company. Where the chairman and an executive officer role are combined as they are currently, our corporate governance guidelines require that we have a lead independent director position to complement the chairman’s role and to serve as the principal liaison between the non-employee directors and the chairman. Mr. Wesemann currently serves as our lead independent director, providing effective, independent leadership of our board through his set of roles and responsibilities.

Risk is inherent to every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and function as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chair of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Communication with the Directors of Aclarion

Any stockholder or interested party may communicate with our board of directors, as a whole, or with individual directors on the board of directors, through an established process for stockholder and other interested party communication. For a communication directed to the board of directors as a whole, stockholders and other interested parties may submit a written communication by postal mail to the attention of the chair of our board of directors at the following address: Aclarion, Inc., Attention: Chair of the Board of Directors, c/o Corporate Secretary, 8181 Arista Place, Suite 100, Broomfield, CO 80021.

For a communication directed to an individual director in his capacity as a member of the board of directors, stockholders and other interested parties may send such communication to the attention of the individual director at the following address: Aclarion, Inc., Attention: [Name of Individual Director], c/o Corporate Secretary, 8181 Arista Place, Suite 100, Broomfield, CO 80021.

We will forward by U.S. Mail any such communication to each director, and the chair of the board of directors in his capacity as a representative of the board of directors, to whom such communication is addressed to the address specified by each such director and the chair of the board of directors, unless there are safety or security concerns that mitigate against further transmission. A copy of any such written communication may also be forwarded to the Company’s counsel, and a copy of such communication may be retained for a reasonable period. You may submit your concern anonymously or confidentially.

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Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. The Company has also established a toll-free telephone number for the reporting of such activity, which is (833) 214-2442.

Compensation committee interlocks and insider participation

None of the current members of our compensation committee has ever been an executive officer or employee of ours. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

Non-Employee Director Compensation

Our non-employee directors began serving on our board following our April 2022 IPO.

Our Executive Chairman, Dr. Thramann, and our President and Chief Executive Officer, Mr. Ness, do not receive compensation for their services as a director.

During 2025, the Board amended its compensation such that each non-employee director receives annual cash compensation of $35,000 for service on the Board of Directors. In addition, the Chair of the Audit Committee receives an annual fee of $25,000, the Chair of the Compensation Committee receives an annual fee of $20,000, and the Chair of the Nominating and Corporate Governance Committee receives an annual fee of $15,000. Non-employee directors serving as members (other than as chair) of a Board committee receive an additional annual fee of $5,000 for each committee on which they serve. All cash payments will be made quarterly in arrears, and pro-rated for any partial quarters of service.

The following Director Compensation Table summarizes the compensation of each of our non-employee directors for services rendered to us during the year ended December 31, 2025:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Steve Deitsch	52,500	-0-	-0-	-0-	52,500
David Neal	30,000	-0-	-0-	-0-	30,000
William Wesemann	52,500	-0-	-0-	-0-	52,500
Amanda Williams	45,000	-0-	-0-	-0-	45,000
Scott Breidbart, M.D.	45,000	-0-	-0-	-0-	45,000

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Executive Compensation

As an “emerging growth company,” we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Act.

This section provides an overview of the compensation awarded to, earned by, or paid to each individual (i) who served as our principal executive officer during our fiscal year 2025, (ii) our next three most highly compensated executive officers in respect of their service to our Company for fiscal year 2025, and (iii) our former Chief Financial Officer. Our named executive officers, or the Named Executive Officers, for the year ended December 31, 2025, are:

•	Jeffrey Thramann, Executive Chairman;
•	Brent Ness, Chief Executive Officer;
•	Gregory Gould, Chief Financial Officer;
•	Ryan Bond, Chief Strategy Officer; and
•	John Lorbiecki, former Chief Financial Officer.

Our executive compensation program is based on a pay for performance philosophy. Compensation for our executives is composed primarily of the following main components: base salary, bonus, and equity incentives in the form of stock options and/or RSUs. Like all full-time employees, our executive officers are eligible to participate in our health and welfare benefit plans. We will continue to evaluate our compensation philosophy and compensation plans and arrangements as circumstances require.

2025 Summary Compensation Table

The following table contains information about the compensation paid to or earned by each of our Named Executive Officers during the two most recently completed fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)(2)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)(3)	Total ($)
Jeff Thramann, Executive Director	2025	300,000	162,500	–	–	-	462,500
	2024	300,000	80,625	–	–	444	381,069

Brent Ness, Chief Executive Officer	2025	300,000	162,500	–	–	–	462,500
	2024	300,000	80,625	–	–	444	381,069

Gregory Gould, Chief Financial Officer(4)	2025	87,500	32,902	–	6,173	–	126,575
	2024	–	–	–	–	–	–

Ryan Bond, Chief Strategy Officer	2025	200,000	54,167	–	–	–	254,167
	2024	200,000	26,875	–	–	–	226,875

John Lorbiecki, Chief Financial Officer(5)	2025	170,481	–	–	–	–	170,481
	2024	225,000	60,469	–	–	444	285,913

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(1)	The 2025 bonus amounts reflect cash bonus amounts earned in the 2025 year (as determined and approved by our Compensation Committee in January 2026.)
(2)	The 2024 bonus amounts reflect cash bonus amounts earned in the 2024 year (as determined and approved by our Compensation Committee in June 2025.)
(3)	Colorado FAMLI tax paid by the Company on behalf of the employee.
(4)	Mr. Gould has served as the CFO of the Company since September 2, 2025.
(5)	Mr. Lorbiecki served as the CFO of the Company until September 2, 2025, and retired from the Company in October 2025.

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Employment Agreements

Dr. Jeff Thramann

On June 15, 2021, we entered into an employment agreement with Dr. Jeff Thramann. The employment agreement was retroactively made effective to March 1, 2021. The employment agreement provides that Dr. Thramann will:

•	Receive a salary of $25,000 per month.;

•	Be appointed as Executive Director (an executive officer position with the Company), as an “at will” employee, until the date of the IPO, at which time he transitioned from Executive Director to Executive Chairman, an executive officer of the Company.

•	Be issued options (the “Thramann Options”) to purchase 1,204,819 shares (8 shares post-2024 Stock Split and 2025 Stock Splits) of common stock (the “Thramann Option Shares”) of the Company subject to the terms and conditions set forth in the Company’s equity incentive plan, at an exercise price of $1.94 per share ($280,756.80 post-2024 Stock Split and 2025 Stock Splits). The options have a 10-year term. The vesting of the Thramann Options occurred on the date of the IPO, April 21, 2022.

Brent Ness

On September 15, 2021, we entered into an Employment Agreement with Brent Ness. The employment agreement provides that Mr. Ness would:

•	Be appointed Chief Executive Officer of the Company.

•	Receive an annual base salary of $300,000, plus an additional $100,000 if the Company completes an initial public offering and its securities are listed for trading on Nasdaq or the NYSE.

•	Commencing in 2022, Mr. Ness will be eligible to receive, upon certain conditions, an annual incentive bonus up to 50% of Mr. Ness’ base salary

•	Mr. Ness’ employment agreement is terminable ‘at will’ by the Company. If the Company terminates Mr. Ness’ employment without cause or Mr. Ness terminates for good reason, he is entitled to receive twelve months of base salary, (ii) up to nine months of paid health insurance under COBRA, and (iii) any earned but unpaid bonus for a prior completed fiscal year.

•	Be issued options to purchase 341,365 shares (2 shares post-2024 Stock Split and 2025 Stock Splits) of common stock of the Company, subject to the terms and conditions set forth in the Company’s equity incentive plan, at an exercise price of $1.94 ($280,756.80 post-2024 Stock Split and 2025 Stock Splits) per share. The stock options have a 10-year term. The stock options will vest in 48 equal installments on each monthly anniversary of the date of grant, such that the grant will become fully vested and exercisable on the four-year anniversary of the date of grant.

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Gregory Gould

On September 1, 2025, we entered into an Employment Agreement with Gregory Gould. The employment agreement provides that Mr. Gould would:

•	Be appointed Chief Financial Officer of the Company as an “at will” employee.

•	Receive an annual base salary of $262,500.

•	Commencing in 2025, Mr. Gould will be eligible to receive, upon certain conditions, an annual incentive bonus up to 50% of Mr. Gould’s base salary.

•	Have his employment terminable ‘at will’ by the Company. If the Company terminates Mr. Gould’s employment without cause or Mr. Gould terminates for good reason, he is entitled to receive (i) twelve months of base salary, (ii) up to nine months of paid health insurance under COBRA, and (iii) any earned but unpaid bonus for a prior completed fiscal year.

•	Receive, as an inducement award, an option to purchase 17,000 shares of the Company’s common stock, subject to terms and conditions substantially similar to those set forth in the Company’s equity incentive plan, at an exercise price of $7.15 per share. The stock option vests over a four-year period and expires on September 2, 2035, ten years from the grant date.

Outstanding Equity Awards at December 31, 2025

The following table sets forth information regarding equity awards held by our Named Executive Officers as of December 31, 2025. Information in this table has been adjusted for 2025 Stock Splits.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)
Dr. Jeffrey Thramann	9/27/2021	8	–	$280,756.80	9/27/2031	–	–
	9/14/2022	1	–	$281,118.60	9/14/2032	–	–

Brent Ness	9/27/2021	2	*	$280,756.80	9/27/2031	–	–
	9/14/2022	*	*	$281,118.60	9/14/2032	–	–

Gregory Gould (1)	9/02/2025	–	17,000	7.15	9/2/2035	–	–

Ryan Bond	2/19/2019	*	–	$193,924.80	2/19/2029	–	–
	9/4/2021	*	–	$280,756.80	9/4/2031	–	–

John Lorbiecki	9/27/2021	–	–	–	–	–	–
	9/14/2022	–	–	–	–	–	–

_______________

(1) The stock option is an inducement award granted outside of the 2022 Plan and structured to mirror its terms and conditions.

* Indicates a value less than one share.

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Equity Compensation Plan Information

The following table provides certain information as of December 31, 2025, with respect to all of our equity compensation plans in effect on that date:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)
	(a)	(b)	(c)
Equity Compensation Plans Approved by Stockholders (1)	19	$281,470.44	257

Equity Compensation Plans Not Approved by Stockholders (2)	–	–	–

Total	19	$281,470.44	257

_______________

(1)	Consists of (i) stock options granted under the Nocimed, Inc. 2015 Stock Plan and (ii) stock options and restricted stock units (“RSUs”) granted under the Aclarion, Inc. 2022 Equity Incentive Plan, as amended. We ceased granting awards under the 2015 Plan upon the implementation of the 2022 Plan described below.
(2)	On September 2, 2025, the Company granted a stock option to its incoming Chief Financial Officer as an inducement award in accordance with Nasdaq Listing Rule 5635(c)(4). This award was not granted pursuant to the 2022 Plan but was structured to mirror the terms and conditions of the 2022 Plan. The inducement grant provides for an option to purchase 17,000 shares of the Company’s common stock at an exercise price of $7.15 per share, equal to the fair market value on the date of grant. The option vests over a four-year period and expires on September 2, 2035, ten years from the date of grant.

The Company’s 2022 Equity Incentive Plan, which became effective upon the completion of our IPO in April 2022, serves as the successor equity incentive plan to the 2015 Plan.

The 2022 Equity Incentive Plan contains an “evergreen” provision, pursuant to which the number of shares of common stock reserved for issuance pursuant to awards under such plan shall be increased on the first day of each year beginning in 2023 and ending in 2032 equal to the lesser of (a) five percent (5%) of the shares of stock outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (b) such smaller number of shares of stock as determined by our board of directors. On January 1, 2026, the Company had an additional 42,718 common shares added to the 2022 Equity Incentive Plan pursuant to the evergreen provision.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

The following is a description of transactions or series of transactions since January 1, 2025, to which we were or will be a party, in which:

•	the amount involved in the transaction exceeds, or will exceed, $120,000; and
•	in which any of our executive officers, directors or holder of five percent or more of any class of our capital stock, including their immediate family members or affiliated entities, had or will have a direct or indirect material interest.

None.

Compensation arrangements for our named executive officers, executive officers and our directors are described elsewhere in this Proxy Statement under “Director Compensation” and “Executive Compensation.”

Policy For Approval Of Related-Person Transactions

We have adopted a related-person transaction policy that requires audit committee review and approval of any transaction, arrangement or relationship in which we are a participant and one of our executive officers, directors, director nominees or each person whom we know to beneficially own more than 5% of our outstanding common stock (a “5% stockholder”) (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Following our IPO, Section 16(a) of the Exchange Act requires our directors, executive officers, and persons holding more than 10% of our common stock to report their initial ownership of the common stock and other equity securities and any changes in that ownership in reports that must be filed with the SEC. The SEC has designated specific deadlines for these reports, and we must identify in our Annual Report on Form 10-K those persons who did not file these reports when due.

Based solely on a review of reports furnished to us, or written representations from reporting persons, we believe all directors, executive officers, and 10% owners timely filed all reports regarding transactions in our securities required to be filed in 2025 by Section 16(a) under the Exchange Act.

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PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of April [***], 2026, by:

•	each of our directors;
•	each of our named executive officers;
•	all of our current directors and executive officers as a group; and
•	each person, or group of affiliated persons, who is known by us to be the beneficial owner of more than five percent of our capital stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options and RSUs that are currently exercisable or vested, or exercisable or will vest within 60 days of March 18, 2026 are considered outstanding and beneficially owned by the person holding the options and RSUs for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are c/o Aclarion, Inc., 8181 Arista Place, Suite 100, Broomfield, CO 80021.

The calculations set forth below are based upon [***] shares of common stock outstanding at April [***], 2025 (after giving effect to the 2025 Stock Splits).

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
SEG Opportunity Fund, LLC (1)	244,043	[***]

Executive Officers and Directors:
Jeff Thramann	10	*
Brent Ness	11	*
Gregory Gould	–	–
Ryan Bond	1	–
John Lorbiecki (former Chief Financial Officer)	–	–
David Neal	2	*
William Wesemann	1	*
Amanda Williams	*	*
Stephen Deitsch	*	*
Scott Breidbart	*	*

All directors and executive officers as a group (10 persons)	25	*

_______________

* Indicates a value less than one share or one percent.

(1) Based solely on the Schedule 13G filed March 25, 2016. The address of SEG Opportunity Fund, LLC is 135 Sycamore Drive Roslyn, NY 11576.

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REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Aclarion’s financial statements, (2) Aclarion’s compliance with legal and regulatory requirements, (3) the qualifications, independence and performance of Aclarion’s independent auditors engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for Aclarion and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of Aclarion’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Aclarion’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of the Company for the fiscal year ended December 31, 2025. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the audit committee has received and reviewed the written disclosures and the letter from the independent registered public accounting firm as required by applicable requirements of the PCAOB regarding that firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited consolidated financial statements of Aclarion be included in Aclarion’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, that was filed with the SEC. The information contained in this report shall not be deemed to be “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF
DIRECTORS OF ACLARION, INC.

Stephen Deitsch
Scott Breidbart
William Wesemann

April [***], 2026

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HOUSEHOLDING

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice of Internet Availability and, if applicable, our proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice of Internet Availability and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. This request may be submitted by contacting Aclarion, Inc., 8181 Arista Place, Suite 100, Broomfield, CO 80021, Attention: Corporate Secretary, telephone: 833-275-2266. Any such stockholder may also contact our Corporate Secretary using the above contact information if he or she would like to receive separate proxy statements, notice of internet availability and annual reports in the future. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

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STOCKHOLDER PROPOSALS

Stockholders may present proposals for action at a future meeting if they comply with SEC rules, state law and our Bylaws.

Stockholder Proposals to be Included in the Proxy Statement

To be considered for inclusion in our proxy materials for the 2027 Annual Meeting of Stockholders, a stockholder proposal must be received in writing at our offices, addressed to Aclarion, Inc., 8181 Arista Place, Suite 100, Broomfield, CO 80021, Attention: Corporate Secretary, no later than December 16, 2026 (so long as the date for our 2027 Annual Meeting does not change more than 30 days from the date of the 2026 Annual Meeting).

A stockholder who would like to have a proposal considered for inclusion in our 2027 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act. However, if the date of the annual meeting of stockholders in 2027 (the “2027 Annual Meeting”) is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2027 annual meeting. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

We intend to hold the 2027 annual meeting in late May or June 2027. If the date of the 2027 Annual Meeting changes by more than 30 days from the date of the 2026 Annual Meeting, we would publicly announce the date of the 2027 Annual Meeting and the Rule 14a-8 deadline in early 2027.

SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Aclarion, Inc., 8181 Arista Place, Suite 100, Broomfield, CO 80021, Attention: Corporate Secretary.

Stockholder Proposals Not to be Included in the Proxy Statement

If you wish to make a stockholder proposal at the 2027 Annual Meeting of Stockholders that is not intended to be included in our proxy materials for that meeting, you generally must provide appropriate notice to us in the manner specified in our Bylaws between February 4, 2027 and March 6, 2027. Furthermore, a proxy for our 2027 Annual Meeting of Stockholders may confer discretionary authority to vote on any matter not submitted to us by March 1, 2027.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal outside of Rule 14a-8 of the Exchange Act at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our Bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting (i) by or at the direction of the board of directors or (ii) by a stockholder who was a stockholder of record at the time of giving notice, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who has delivered timely notice in proper form to our Corporate Secretary of the stockholder’s intention to bring such business before the meeting.

In accordance with the advance notice procedure specified in our Bylaws, for any stockholder proposal submitted outside the processes of Rule 14a-8 of the Exchange Act to be considered timely, the required notice must be in writing and received by our Corporate Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is convened more than 30 days before or more than 60 days after the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received not later than the close of business on the later of (i) the 90th day prior to the scheduled date of such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such annual meeting was first made.

We intend to hold the 2027 annual meeting in late May or June 2027. If the date of the 2027 Annual Meeting changes by more than 30 days from the date of the 2026 Annual Meeting, we would publicly announce the date of the 2027 Annual Meeting and the Rule 14a-8 deadline in early 2027.

In addition to satisfying the requirements under our bylaws with respect to advance notice of any nomination, any stockholder that intends to solicit proxies in support of director nominees other than the Company’s nominees must comply with all the requirements of Rule 14a-19 promulgated under the Exchange Act.

Stockholder proposals and the required notice should be addressed to Aclarion, Inc., 8181 Arista Place, Suite 100, Broomfield, CO 80021, Attention: Corporate Secretary.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and at the website maintained by the SEC at https://www.sec.gov. You may also access any document we file with the SEC on our website at https://www.aclarion.com under the “Investor Relations” section.

You should rely on the information contained in this document to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated April [***], 2026. You should not assume that the information contained in this document is accurate as of any date other than that date, and the provision of this document to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

ANNUAL REPORT

We will provide without charge to each person to whom a copy of the proxy statement is delivered, upon the written or oral request of any such persons, additional copies of our Annual Report as filed with the SEC. Requests for such copies should be addressed to:

Aclarion, Inc.

8181 Arista Place, Suite 100

Broomfield, CO 80021

(833) 275-2266

Attention: Corporate Secretary

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

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VOTE ON INTERNET
Go to http://www.vstocktransfer.com/proxy
Click on Proxy Voter Login and log-on using the below control number. The voting polls will be open until 11:59 p.m. June 3, 2026.

* SPECIMEN *	CONTROL #
1 MAIN STREET

ACLARION INC.

Annual Meeting of Stockholders

June 4, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

The Notice, Proxy Statement, and the Company’s Annual Report on Form 10-K are available at:

https://ts.vstocktransfer.com/irhlogin/ACLARION

ACLARION, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of ACLARION, INC., a Delaware corporation, hereby appoint(s) Brent Ness and Gregory Gould, or either of them, as proxies for the undersigned, each with full power of substitution, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of ACLARION, INC. that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:30 PM, Mountain Time, on June 4, 2026, at 8181 Arista Place, Broomfield, CO 80021, and any adjournment or postponement thereof. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy heretofore given with respect to such meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted "FOR" each of the nominees for director and "FOR" proposals 2 and 3 each as described in the Proxy Statement.

PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE

(Continued and to be signed on Reverse Side)

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